UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2015

Item 1.	Reports to Stockholders.

Annual Report 7/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Corporate Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund		Barclays U.S. Aggregate Bond Index
	Without Sales Charge	With Sales Charge
1-Year	0.84%	-3.95%	2.82%
Since Inception (8/2/10)	5.78	4.76	3.32

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER CORPORATE BOND FUND

Fund Performance Discussion

During the reporting period, the Fund’s Class A shares (without sales charge) produced a return of 0.84%. On a relative basis, the Fund underperformed the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 2.82%. There were numerous themes that impacted the credit markets and the Fund over the last 12 months, including a sell-off in commodities, the continued stabilization of the financial sector, and significant merger and acquisition (M&A) activity and its related funding in the credit markets. In addition, U.S. Treasuries and securitized products outperformed corporate bonds this reporting period.

Against this backdrop, the Fund produced a muted positive return. On a relative basis, the Index contains U.S. corporate bonds, U.S. Treasuries and securitized products, while the Fund invests mainly in U.S. corporate bonds, which was the primary reason the Fund underperformed the Index. The Fund’s exposure to commodity-sensitive sectors also detracted from relative performance, particularly energy and basic materials. For a more detailed discussion of performance, please see the Fund Review section on page 4.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER CORPORATE BOND FUND

MARKET OVERVIEW

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. The Federal Reserve

(“the Fed”) appeared to remain on track to raise U.S. rates during 2015, but made it clear that it will remain flexible on the timing and extent of rate hikes. In the closing months of the reporting period, concerns re-emerged around Greece’s debt situation and the possibility that the country would exit from the Eurozone. However, Eurozone leaders agreed to offer Greece a third bailout, averting a Greek exit for the time being.

FUND REVIEW

During the reporting period, the Fund benefited from the theme of stabilization of the financial sector. The Fund benefited from its positioning in the financial sector, which proved to be one of the better performing sectors for both the Index and the Fund. The Fund’s holdings in the utilities and health care sectors performed strongly, handily beating the negative returns of the Index. In addition, consumer-related sectors provided relative stability to Fund performance, benefiting from the continued improvement in the prospects for the U.S. consumer. The Fund also benefited from an underweight to the non-corporate sectors of the Index this reporting period.

Detracting from the Fund’s performance was its exposure to commodity-sensitive sectors, especially energy and basic materials. Energy detracted from performance due to dramatically falling oil prices. Within basic materials, metals and mining and chemicals firms in the Fund were exposed to copper, gold, and oil based end-products, all of which had a tumultuous reporting period. While we

4      OPPENHEIMER CORPORATE BOND FUND

paired back our positioning within these sectors with the worsening outlook, we were unable to offset the larger directional sector declines. The increased M&A activity impacts were felt across the Fund, but most concentrated in the cable and telecommunications sectors, where the amount of activity and new debt needed to fund these transactions pushed these sectors to underperform the Index and contribute negatively to our overall performance.

STRATEGY & OUTLOOK

Despite the likelihood that the Fed begins to hike rates sometime in 2015, central banks around the globe are implementing their own versions of extraordinary monetary policy in the face of global growth concerns and corresponding deflationary threats. Such policies provide the financial markets with ample liquidity and have pushed global interest rates lower. Lower global rates have made higher yielding U.S. fixed income instruments more attractive to investors and the ensuing purchasing of such securities has resulted in lower U.S. interest rates as well. This sort of continuum may potentially keep rates low for some time.

Meanwhile, the U.S. economy continues to grow at a steady pace with credit growth continuing at moderate levels far below those which preceded the financial crisis. With consumers continuing to de-lever and companies generating solid free cash flow to support investments, acquisitions, debt levels, dividends, and share buybacks, we believe this trend could continue.

Krishna Memani Portfolio Manager

5      OPPENHEIMER CORPORATE BOND FUND

Top Holdings and Allocation

CORPORATE BONDS & NOTES -

TOP TEN INDUSTRIES

Oil, Gas & Consumable Fuels	10.4%
Commercial Banks	8.4
Capital Markets	5.7
Insurance	5.4
Electric Utilities	5.4
Diversified Telecommunication Services	5.1
Media	3.9
Consumer Finance	2.6
Multi-Utilities	2.5
Health Care Providers & Services	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	2.9%
AA	1.9
A	23.3
BBB	50.9
BB	16.4
B	0.3
CCC	0.2
Unrated	4.1
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2015, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6      OPPENHEIMER CORPORATE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	Since Inception
Class A (OFIAX)	8/2/10	0.84%	5.78%
Class C (OFICX)	8/2/10	0.08%	4.91%
Class I (OFIIX)	11/28/12	1.29%	3.37%
Class R (OFINX)	8/2/10	0.59%	5.46%
Class Y (OFIYX)	8/2/10	1.09%	5.97%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	Since Inception
Class A (OFIAX)	8/2/10	-3.95%	4.76%
Class C (OFICX)	8/2/10	-0.90%	4.91%
Class I (OFIIX)	11/28/12	1.29%	3.37%
Class R (OFINX)	8/2/10	0.59%	5.46%
Class Y (OFIYX)	8/2/10	1.09%	5.97%

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/15

Class A	3.18%
Class C	2.61
Class I	3.80
Class R	3.11
Class Y	3.61

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 7/31/15 and the maximum offering price at the end of the period (including the maximum sales

7      OPPENHEIMER CORPORATE BOND FUND

charge) for Class A shares and the net asset value for Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER CORPORATE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During 6 Months Ended July 31, 2015
Class A	$1,000.00	$973.50	$4.86
Class C	1,000.00	969.80	8.54
Class I	1,000.00	975.60	2.65
Class R	1,000.00	972.30	6.08
Class Y	1,000.00	974.70	3.58

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.89	4.97
Class C	1,000.00	1,016.17	8.74
Class I	1,000.00	1,022.12	2.71
Class R	1,000.00	1,018.65	6.23
Class Y	1,000.00	1,021.17	3.66

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios
Class A	0.99%
Class C	1.74
Class I	0.54
Class R	1.24
Class Y	0.73

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS July 31, 2015

	Principal Amount	Value
Mortgage-Backed Obligations—0.3%
Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[1]	$120,000	$125,957
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	69,148	63,313
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.346%, 12/25/35[1]	109,381	106,075
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.625%, 3/25/36[1]	109,853	108,716
Series 2007-AR8, Cl. A1, 2.622%, 11/25/37[1]	77,066	68,113

Total Mortgage-Backed Obligations (Cost $446,766)		472,174
Corporate Bonds and Notes—91.3%
Consumer Discretionary—10.5%
Auto Components—0.2%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	330,000	310,212
Automobiles—1.8%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	387,000	578,489
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,065,000	1,042,085
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	578,000	635,096
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	274,000	275,959

		2,531,629
Diversified Consumer Services—0.5%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	700,000	743,750
Household Durables—0.9%
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	250,000	251,720
4.75% Sr. Unsec. Nts., 5/30/25	506,000	494,615
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	589,000	584,582

		1,330,917
Media—3.9%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	628,000	741,130
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[2]	274,000	274,623
6.484% Sr. Sec. Nts., 10/23/45[2]	458,000	474,979
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	775,000	798,809
Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	478,071
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	524,000	530,367
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	739,000	740,847
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	520,000	505,015
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	380,000	308,584
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	745,000	720,788

		5,573,213
Multiline Retail—0.6%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	730,000	773,800

11      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Multiline Retail (Continued)
Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	$115,000	$114,779

		888,579
Specialty Retail—1.5%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	699,000	730,630
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	320,000	355,432
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	597,000	596,649
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	467,241

		2,149,952
Textiles, Apparel & Luxury Goods—1.1%
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	775,000	751,750
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	739,000	748,238

		1,499,988
Consumer Staples—4.7%
Beverages—1.3%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	485,000	735,685
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	715,000	731,088
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	380,266

		1,847,039
Food & Staples Retailing—0.7%
CVS Health Corp., 5.125% Sr. Unsec. Nts., 7/20/45	485,000	517,528
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	465,000	493,041

		1,010,569
Food Products—1.7%
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	793,000	960,083
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	265,000	271,973
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[2]	379,000	385,661
5.20% Sr. Unsec. Nts., 7/15/45[2]	98,000	103,571
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	740,000	752,950

		2,474,238
Tobacco—1.0%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	475,000	799,393
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	503,000	544,458

		1,343,851
Energy—11.5%
Energy Equipment & Services—1.1%
Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	260,000	262,677
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25[2]	465,000	480,529
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	305,000	293,233
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	195,000	156,412
Weatherford International Ltd. Bermuda, 4.50% Sr. Unsec. Unsub. Nts., 4/15/22	465,000	423,082

		1,615,933

12      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels—10.4%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	$609,000	$672,725
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	605,000	588,960
Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	310,000	292,856
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	600,000	583,500
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[2]	201,000	200,634
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	525,000	496,222
EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	1,170,000	1,160,215
4.40% Sr. Unsec. Nts., 4/1/24	400,000	392,576
Enterprise Products Operating LLC, 3.35% Sr. Unsec. Nts., 3/15/23	475,000	464,659
Kinder Morgan Energy Partners LP, 4.25% Sr. Unsec. Nts., 9/1/24	650,000	618,771
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[2]	380,000	397,697
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875% Sr. Unsec. Nts., 6/1/25	772,000	752,700
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	370,000	347,726
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	895,000	914,028
5.45% Sr. Unsec. Nts., 10/14/21[2]	589,000	638,858
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	217,000	201,529
Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	900,000	868,178
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22[3]	665,000	667,674
Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	760,000	746,828
Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	220,000	194,525
4.60% Sr. Unsec. Nts., 6/15/21	400,000	427,777
4.75% Sr. Unsec. Nts., 3/15/24	428,000	451,810
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,260,000	1,262,941
Williams Partners LP:
4.00% Sr. Unsec. Nts., 11/15/21	400,000	401,334
4.50% Sr. Unsec. Nts., 11/15/23	190,000	188,534
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	791,000	840,659

		14,773,916
Financials—25.6%
Capital Markets—5.7%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	473,000	475,228
Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[2]	84,000	80,570
5.00% Sr. Unsec. Nts., 6/15/44[2]	289,000	298,570
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	775,000	754,053
Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	540,000	538,629
6.25% Sr. Unsec. Nts., 2/1/41	355,000	428,287
5.70% Jr. Sub. Perpetual Bonds, Series L1,4	751,000	759,208
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	295,000	291,512
Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	455,000	438,887
4.25% Sr. Unsec. Nts., 11/14/20	275,000	289,290

13      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Capital Markets (Continued)
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	$267,000	$255,293
5.00% Sub. Nts., 11/24/25	1,169,000	1,239,311
5.45% Jr. Sub. Perpetual Bonds, Series H1,4	790,000	786,247
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	755,090
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[1,4]	690,000	705,077

		8,095,252
Commercial Banks—8.4%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]	721,000	725,598
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	611,000	834,541
Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	609,000	585,233
Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	364,041
5.95% Jr. Sub. Perpetual Bonds, Series D1,4	770,000	764,225
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,2,4]	765,000	752,645
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25[3]	519,000	522,151
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,4,5]	630,000	724,500
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	629,000	642,453
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[1]	560,000	562,240
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S1,4	820,000	869,712
Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,4]	105,000	117,863
6.657% Jr. Sub. Perpetual Bonds[1,2,4]	565,000	637,744
RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,4]	640,000	713,600
Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	285,753
Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	165,000	209,461
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,4]	590,000	604,679
SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[1,4]	771,000	776,783
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[1,4]	633,000	656,738
5.90% Jr. Sub. Perpetual Bonds, Series S1,4	699,000	704,732

		12,054,692
Consumer Finance—2.6%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	570,000	683,287
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	868,000	821,466
5.55% Jr. Sub. Perpetual Bonds[1,4]	758,000	760,805
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	673,000	645,694
3.95% Sr. Unsec. Nts., 11/6/24	473,000	466,403
Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20	377,000	371,456

		3,749,111
Diversified Financial Services—1.4%
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[2]	712,000	720,673

14      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Diversified Financial Services (Continued)
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	$170,000	$168,582
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	382,664
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	713,000	731,966

		2,003,885
Insurance—5.4%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	576,000	593,744
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	563,000	588,289
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	572,000	591,403
4.85% Sr. Unsec. Nts., 8/1/44[2]	419,000	412,270
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[1]	725,000	654,312
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,4]	533,000	533,000
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[1]	309,000	302,555
5.375% Jr. Sub. Nts., 5/15/45[1]	285,000	281,794
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,4,5]	1,946,000	2,003,893
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	706,000	721,368
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[1,4]	440,000	374,000
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[1,5]	578,000	595,340

		7,651,968
Real Estate Investment Trusts (REITs)—1.6%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	359,060
5.90% Sr. Unsec. Nts., 11/1/21	520,000	588,220
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	720,000	714,600
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	658,000	650,561

		2,312,441
Real Estate Management & Development—0.5%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	726,000	717,423
Health Care—5.6%
Biotechnology—0.2%
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	270,000	315,548
Health Care Equipment & Supplies—0.8%
Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	387,508
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45[2]	484,000	492,492
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	298,000	288,765

		1,168,765
Health Care Providers & Services—2.5%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	619,000	610,311
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	725,000	754,000
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	405,000	439,425
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	729,000	705,014
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	705,000	733,200

15      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	$245,000	$247,442

		3,489,392
Life Sciences Tools & Services—0.2%
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	301,000	310,270
Pharmaceuticals—1.9%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	528,000	521,912
4.70% Sr. Unsec. Nts., 5/14/45	211,000	207,389
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	856,000	837,219
4.75% Sr. Unsec. Nts., 3/15/45	516,000	489,961
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	242,972
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	448,000	451,360

		2,750,813
Industrials—8.1%
Aerospace & Defense—0.6%
Lockheed Martin Corp., 3.80% Sr. Unsec. Nts., 3/1/45	300,000	268,276
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	230,000	229,316
4.30% Sr. Unsec. Nts., 3/1/24	327,000	338,273

		835,865
Air Freight & Couriers—0.2%
United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	287,528
Building Products—0.6%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	799,000	813,672
Commercial Services & Supplies—1.5%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	401,000	412,589
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	974,000	993,481
R.R. Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	680,000	773,500

		2,179,570
Electrical Equipment—0.3%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	387,000	384,581
Industrial Conglomerates—1.1%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B1,4	1,260,000	1,369,683
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	195,000	194,809

		1,564,492
Machinery—1.3%
Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	470,000	475,939
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	332,000	349,494
Deere & Co., 3.90% Sr. Unsec. Nts., 6/9/42	250,000	241,254

16      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Machinery (Continued)
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	$722,000	$755,507

		1,822,194
Road & Rail—1.5%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	615,000	603,051
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	292,000	270,175
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	625,000	605,013
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[2]	643,000	656,073

		2,134,312
Trading Companies & Distributors—1.0%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	724,000	734,491
International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	665,000	726,512

		1,461,003
Information Technology—5.5%
Communications Equipment—0.8%
Cisco Systems, Inc., 3.625% Sr. Unsec. Nts., 3/4/24	375,000	390,316
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	800,000	761,070

		1,151,386
Electronic Equipment, Instruments, & Components—1.4%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	627,614
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	435,000	457,457
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[2]	865,000	846,619

		1,931,690
Internet Software & Services—0.5%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	775,000	782,750
IT Services—0.4%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	565,000	554,048
Semiconductors & Semiconductor Equipment—1.0%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	715,000	738,219
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25[2]	720,000	699,300

		1,437,519
Software—1.0%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	330,000	334,640
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	715,000	717,681
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	320,000	359,079

		1,411,400
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	525,000	530,271

17      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Materials—6.0%
Chemicals—2.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	$392,000	$375,311
4.125% Sr. Unsec. Nts., 3/15/35	196,000	180,373
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	645,000	642,401
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	550,000	548,625
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	665,000	647,729
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	220,805
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	222,000	216,473
3.95% Sr. Unsec. Nts., 1/15/26	510,000	514,097

		3,345,814
Construction Materials—0.9%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	488,000	496,217
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	706,000	727,180

		1,223,397
Containers & Packaging—1.4%
Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	600,000	574,500
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	600,000	585,000
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	220,315
4.50% Sr. Unsec. Nts., 11/1/23	565,000	592,321

		1,972,136
Metals & Mining—1.3%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	246,639
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	595,000	491,619
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	209,000	201,622
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	340,000	307,837
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	675,000	610,725

		1,858,442
Paper & Forest Products—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	230,000	216,224
Telecommunication Services—5.4%
Diversified Telecommunication Services—5.1%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	1,065,000	926,135
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	506,000	756,896
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	700,000	717,500
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	270,000	259,396
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	710,000	649,650
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	280,000	323,400
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	425,000	526,328
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	402,000	396,724
4.50% Sr. Unsec. Nts., 9/15/20	1,195,000	1,289,385

18      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.: (Continued)
4.522% Sr. Unsec. Nts., 9/15/48[2]	$1,254,000	$1,121,959
5.012% Sr. Unsec. Nts., 8/21/54	354,000	329,671

		7,297,044
Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	462,000	428,583
Utilities—8.4%
Electric Utilities—5.4%
American Transmission Systems, Inc.:
5.00% Sr. Unsec. Nts., 9/1/44[2]	269,000	278,367
5.25% Sr. Unsec. Nts., 1/15/22[2]	460,000	507,859
Constellation Energy Group, Inc., 5.15% Sr. Unsec. Nts., 12/1/20	515,000	570,423
Duke Energy Florida, Inc., 3.85% Sec. Nts., 11/15/42	500,000	478,439
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	663,000	706,167
Electricite de France SA, 4.875% Sr. Unsec. Nts., 1/22/44[2]	225,000	240,388
Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25	836,000	850,113
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	328,858
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	667,000	666,365
5.30% Sr. Unsec. Nts., 7/1/43	213,000	228,987
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	137,340
PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	555,422
4.20% Sr. Sec. Nts., 6/15/22	569,000	603,566
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	858,000	957,849
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	513,000	514,573

		7,624,716
Independent Power and Renewable Electricity Producers—0.5%
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24	700,000	712,250
Multi-Utilities—2.5%
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	283,786
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	367,770
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	916,000	1,010,947
Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	218,000	217,989
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	294,000	280,657
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	358,462
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	168,000	171,508
Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[2]	561,000	550,423
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	338,556

		3,580,098

Total Corporate Bonds and Notes (Cost $130,396,963)		130,254,331
	Shares
Investment Companies—6.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[6,7]	4,011,315	4,011,315

19      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Investment Companies (Continued)
Oppenheimer Limited-Term Bond Fund, Cl. I6	633,062	$5,849,492

Total Investment Companies (Cost $9,867,123)		9,860,807
Total Investments, at Value (Cost $140,710,852)	98.5%	140,587,312
Net Other Assets (Liabilities)	1.5	2,145,982

Net Assets	100.0%	$142,733,294

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $25,563,116 or 17.91% of the Fund’s net assets at period end.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after the reporting period. See Note 4 of the accompanying Notes.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

5. Restricted security. The aggregate value of restricted securities at period end was $3,323,733, which represents 2.33% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	$716,885	$724,500	$7,615
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	9/21/10-2/3/15	1,977,321	2,003,893	26,572
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13-12/8/14	600,892	595,340	(5,552)

		$3,295,098	$3,323,733	$28,635

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2014	Gross Additions	Gross Reductions	Shares July 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	5,684,706	85,966,093	87,639,484	4,011,315
Oppenheimer Limited-Term Bond Fund, Cl. I	—	643,861	10,799	633,062

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$4,011,315	$9,860
Oppenheimer Limited-Term Bond Fund, Cl. I	5,849,492	15,572

Total	$9,860,807	$25,432

7. Rate shown is the 7-day yield at period end.

20      OPPENHEIMER CORPORATE BOND FUND

Futures Contracts as of July 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	9/21/15	1	$155,938	$(228)
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/15	207	45,345,938	92,034
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/15	243	30,967,313	(109,531)

						$(17,725)

Glossary:

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

21      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $130,843,729)	$130,726,505
Affiliated companies (cost $9,867,123)	9,860,807

140,587,312
Cash	500,000
Cash used for collateral on futures	369,500
Receivables and other assets:
Interest, dividends and principal paydowns	1,593,562
Investments sold (including $116,887 sold on a when-issued or delayed delivery basis)	1,441,366
Shares of beneficial interest sold	71,727
Variation margin receivable	51,678
Other	15,284

Total assets	144,630,429
Liabilities
Payables and other liabilities:
Investments purchased (including $634,913 purchased on a when-issued or delayed delivery basis)	1,324,357
Shares of beneficial interest redeemed	320,553
Variation margin payable	152,167
Distribution and service plan fees	31,170
Dividends	16,789
Trustees’ compensation	7,545
Shareholder communications	6,521
Other	38,033

Total liabilities	1,897,135
Net Assets	$142,733,294

Composition of Net Assets
Par value of shares of beneficial interest	$13,397
Additional paid-in capital	143,511,531
Accumulated net investment income	15,257
Accumulated net realized loss on investments	(665,626)
Net unrealized depreciation on investments	(141,265)

Net Assets	$142,733,294

22      OPPENHEIMER CORPORATE BOND FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $103,315,108 and 9,695,940 shares of beneficial interest outstanding)	$10.66
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.19
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,705,706 and 2,601,650 shares of beneficial interest outstanding)	$10.65
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $109,923 and 10,320 shares of beneficial interest outstanding)	$10.65
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,188,880 and 580,549 shares of beneficial interest outstanding)	$10.66
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,413,677 and 508,471 shares of beneficial interest outstanding)	$10.65

See accompanying Notes to Financial Statements.

23      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2015

Investment Income
Interest (net of foreign withholding taxes of $1,568)	$5,521,722
Dividends - affiliated companies	25,432

Total investment income	5,547,154
Expenses
Management fees	616,177
Distribution and service plan fees:
Class A	252,405
Class C	247,151
Class R	27,820
Transfer and shareholder servicing agent fees:
Class A	224,899
Class C	54,373
Class I	31
Class R	12,320
Class Y	9,418
Shareholder communications:
Class A	25,141
Class C	7,401
Class I	11
Class R	1,766
Class Y	1,186
Custodian fees and expenses	18,767
Trustees’ compensation	15,699
Borrowing fees	74
Other	56,611

Total expenses	1,571,250
Less reduction to custodian expenses	(79)
Less waivers and reimbursements of expenses	(20,299)

Net expenses	1,550,872
Net Investment Income	3,996,282
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	397,792
Closing and expiration of futures contracts	(719,667)

Net realized loss	(321,875)
Net change in unrealized appreciation/depreciation on:
Investments	(3,235,582)
Futures contracts	(76,704)

Net change in unrealized appreciation/depreciation	(3,312,286)
Net Increase in Net Assets Resulting from Operations	$362,121

See accompanying Notes to Financial Statements.

24      OPPENHEIMER CORPORATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$3,996,282	$2,857,595
Net realized gain (loss)	(321,875)	746,543
Net change in unrealized appreciation/depreciation	(3,312,286)	3,044,649
Net increase in net assets resulting from operations	362,121	6,648,787
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,120,169)	(2,260,360)
Class C	(570,676)	(431,374)
Class I	(3,700)	(387)
Class R1	(157,183)	(121,376)
Class Y	(141,776)	(43,264)

	(3,993,504)	(2,856,761)
Distributions from net realized gain:
Class A	—	(1,736,420)
Class C	—	(437,980)
Class I	—	(265)
Class R1	—	(102,287)
Class Y	—	(9,939)

	—	(2,286,891)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	19,799,737	20,089,099
Class C	9,092,638	957,359
Class I	101,606	1,531
Class R1	1,549,166	981,580
Class Y	2,769,940	2,020,118
	33,313,087	24,049,687
Net Assets
Total increase	29,681,704	25,554,822
Beginning of period	113,051,590	87,496,768
End of period (including accumulated net investment income of $15,257 and $8,602, respectively)	$142,733,294	$113,051,590

1.	Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

25      OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2015		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.90		$10.74	$10.91	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.33		0.34	0.35	0.37	0.41
Net realized and unrealized gain (loss)	(0.24)		0.44	(0.05)	0.69	0.33

Total from investment operations	0.09		0.78	0.30	1.06	0.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)		(0.34)	(0.35)	(0.37)	(0.41)
Distributions from net realized gain	0.00		(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.33)		(0.62)	(0.47)	(0.43)	(0.46)
Net asset value, end of period	$10.66		$10.90	$10.74	$10.91	$10.28

Total Return, at Net Asset Value[3]	0.84%		7.56%	2.70%	10.53%	7.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,315		$86,231	$65,006	$56,674	$30,080
Average net assets (in thousands)	$101,748		$70,792	$70,909	$42,490	$23,784
Ratios to average net assets:[4]
Net investment income	3.07%		3.19%	3.17%	3.52%	4.02%
Expenses excluding interest and fees from borrowings	1.01%		1.03%	1.04%	0.90%	0.86%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.01%		1.03%	1.04%	0.90%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%		0.99%	1.00%	0.89%	0.80%
Portfolio turnover rate	100%		119%	135%	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	1.02%
Year Ended July 31, 2014	1.04%
Year Ended July 31, 2013	1.05%
Year Ended July 31, 2012	0.91%
Period Ended July 29, 2011	0.86%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER CORPORATE BOND FUND

Class C	Year Ended July 31, 2015		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.89		$10.73	$10.91	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.25		0.26	0.27	0 28	0.30
Net realized and unrealized gain (loss)	(0.24)		0.44	(0.06)	0.69	0.34

Total from investment operations	0.01		0.70	0.21	0.97	0.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)		(0.26)	(0.27)	(0.28)	(0.31)
Distributions from net realized gain	0.00		(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.25)		(0.54)	(0.39)	(0.34)	(0.36)
Net asset value, end of period	$10.65		$10.89	$10.73	$10.91	$10.28

Total Return, at Net Asset Value[3]	0.08%		6.77%	1.84%	9.58%	6.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,706		$19,280	$18,060	$16,454	$2,061
Average net assets (in thousands)	$24,595		$17,588	$20,527	$9,231	$491
Ratios to average net assets:[4]
Net investment income	2.32%		2.45%	2.42%	2.73%	3.00%
Expenses excluding interest and fees from borrowings	1.78%		1.81%	1.83%	1.84%	2.48%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.78%		1.81%	1.83%	1.84%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%		1.74%	1.75%	1.75%	1.75%
Portfolio turnover rate	100%		119%	135%	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	1.79%
Year Ended July 31, 2014	1.82%
Year Ended July 31, 2013	1.84%
Year Ended July 31, 2012	1.85%
Period Ended July 29, 2011	2.48%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.89	$10.73	$11.13
Income (loss) from investment operations:
Net investment income[2]	0.38	0.39	0.27
Net realized and unrealized gain (loss)	(0.24)	0.44	(0.28)

Total from investment operations	0.14	0.83	(0.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.39)	(0.27)
Distributions from net realized gain	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.38)	(0.67)	(0.39)
Net asset value, end of period	$10.65	$10.89	$10.73

Total Return, at Net Asset Value[3]	1.29%	8.04%	(0.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$110	$12	$10
Average net assets (in thousands)	$105	$11	$10
Ratios to average net assets:[4]
Net investment income	3.52%	3.65%	3.61%
Expenses excluding interest and fees from borrowings	0.56%	0.56%	0.56%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.56%	0.56%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%	0.54%	0.55%
Portfolio turnover rate	100%	119%	135%

1. For the period from November 28, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	0.57%
Year Ended July 31, 2014	0.57%
Period Ended July 31, 2013	0.57%

See accompanying Notes to Financial Statements.

28      OPPENHEIMER CORPORATE BOND FUND

Class R	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.90	$10.74	$10.92	$10.29	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.31	0.32	0.32	0.34	0.36
Net realized and unrealized gain (loss)	(0.24)	0.44	(0.06)	0.68	0.34

Total from investment operations	0.07	0.76	0.26	1.02	0.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.32)	(0.32)	(0.33)	(0.36)
Distributions from net realized gain	0.00	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.31)	(0.60)	(0.44)	(0.39)	(0.41)
Net asset value, end of period	$10.66	$10.90	$10.74	$10.92	$10.29

Total Return, at Net Asset Value[3]	0.59%	7.29%	2.35%	10.12%	7.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,189	$4,782	$3,734	$2,648	$611
Average net assets (in thousands)	$5,572	$4,129	$3,880	$1,305	$203
Ratios to average net assets:[4]
Net investment income	2.82%	2.94%	2.92%	3.22%	3.53%
Expenses excluding interest and fees from borrowings	1.27%	1.30%	1.30%	1.31%	1.81%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.27%	1.30%	1.30%	1.31%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.24%	1.25%	1.24%	1.24%
Portfolio turnover rate	100%	119%	135%	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	1.28%
Year Ended July 31, 2014	1.31%
Year Ended July 31, 2013	1.31%
Year Ended July 31, 2012	1.32%
Period Ended July 29, 2011	1.81%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2015		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.89		$10.72	$10.91	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.36		0.36	0.38	0.36	0.41
Net realized and unrealized gain (loss)	(0.24)		0.46	(0.07)	0.71	0.33

Total from investment operations	0.12		0.82	0.31	1.07	0.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)		(0.37)	(0.38)	(0.38)	(0.41)
Distributions from net realized gain	0.00		(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.36)		(0.65)	(0.50)	(0.44)	(0.46)
Net asset value, end of period	$10.65		$10.89	$10.72	$10.91	$10.28

Total Return, at Net Asset Value[3]	1.09%		7.93%	2.79%	10.67%	7.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,413		$2,747	$687	$987	$26
Average net assets (in thousands)	$4,275		$1,285	$1,195	$91	$22
Ratios to average net assets:[4]
Net investment income	3.35%		3.38%	3.45%	3.53%	4.06%
Expenses excluding interest and fees from borrowings	0.77%		1.87%	0.72%	0.97%	2.24%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	0.77%		1.87%	0.72%	0.97%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%		0.75%	0.71%	0.72%	0.75%
Portfolio turnover rate	100%		119%	135%	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	0.78%
Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	0.73%
Year Ended July 31, 2012	0.98%
Period Ended July 29, 2011	2.24%

See accompanying Notes to Financial Statements.

30      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

31      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

32      OPPENHEIMER CORPORATE BOND FUND

2. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$682,712	$124,179

1. At period end, the Fund had $682,712 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$682,712

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$1,838	$3,877	$2,039

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2015	Year Ended July 31, 2014
Distributions paid from:
Ordinary income	$3,993,504	$3,851,391
Long-term capital gain	—	1,292,261

Total	$3,993,504	$5,143,652

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

33      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$140,711,491
Federal tax cost of other investments	14,534,563

Total federal tax cost	$155,246,054

Gross unrealized appreciation	$1,919,288
Gross unrealized depreciation	(2,043,467)

Net unrealized depreciation	$(124,179)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded,

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3. Securities Valuation (Continued)

as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

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NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$472,174	$—	$472,174
Corporate Bonds and Notes	—	130,254,331	—	130,254,331
Investment Companies	9,860,807	—	—	9,860,807

Total Investments, at Value	9,860,807	130,726,505	—	140,587,312
Other Financial Instruments:
Futures contracts	92,034	—	—	92,034

Total Assets	$9,952,841	$130,726,505	$—	$140,679,346

Liabilities Table
Other Financial Instruments:
Futures contracts	$(109,759)	$—	$—	$(109,759)

Total Liabilities	$(109,759)	$—	$—	$(109,759)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s Investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks

(“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$ 634,913
Sold securities	116,887

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

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NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $40,767,560 and $27,542,544 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be

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NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$51,678	*	Variation margin payable	$152,167	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$ (719,667)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$ (76,704)

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	5,250,943	$57,286,158	4,298,760	$46,322,208
Dividends and/or distributions reinvested	271,620	2,958,841	360,389	3,840,623
Redeemed	(3,738,713)	(40,445,262)	(2,801,379)	(30,073,732)

Net increase	1,783,850	$19,799,737	1,857,770	$20,089,099

Class C
Sold	1,434,703	$15,632,780	691,637	$7,439,907
Dividends and/or distributions reinvested	51,302	558,182	79,628	846,317
Redeemed	(654,458)	(7,098,324)	(684,171)	(7,328,865)

Net increase	831,547	$9,092,638	87,094	$957,359

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6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class I
Sold	9,034	$99,176	139	$1,492
Dividends and/or distributions reinvested	308	3,355	5	49
Redeemed	(85)	(925)	(1)	(10)

Net increase	9,257	$101,606	143	$1,531

Class R1
Sold	276,061	$3,009,440	157,703	$1,700,308
Dividends and/or distributions reinvested	14,123	153,812	20,663	220,157
Redeemed	(148,246)	(1,614,086)	(87,331)	(938,885)

Net increase	141,938	$1,549,166	91,035	$981,580

Class Y
Sold	894,889	$9,704,267	261,584	$2,807,489
Dividends and/or distributions reinvested	12,779	138,895	4,803	51,694
Redeemed	(651,534)	(7,073,222)	(78,110)	(839,065)

Net increase	256,134	$2,769,940	188,277	$2,020,118

1. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$160,065,291	$126,393,446

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for

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8. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C
	Class A	Contingent Deferred	Contingent Deferred
	Front-End Sales	Sales Charges	Sales Charges
	Charges Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor
July 31, 2015	$89,961	$4,253	$559

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses, interest and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.00%, 1.75%, 0.55%, 1.25% and 0.75% for Class A, Class C, Class I, Class R and Class Y shares, respectively. During the reporting period, the Manager waived fees and/or reimbursed the Fund $6,222, $3,791, $6, $751 and $731 for Class A, Class C, Class I, Class R and Class Y, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $8,798 for management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the period.

Details of the borrowings for the reporting period are as follows:

Fees Paid	$697

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

46      OPPENHEIMER CORPORATE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Corporate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Corporate Bond Fund, including the statement of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Corporate Bond Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2015

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $3,242,620 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2010) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002- December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004- December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex.
Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-

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Beverly L. Hamilton, Continued	April 2008); Director (February 2002-2005) and Chairman of Trustees (2006- 2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2010) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997- February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984- 1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2010) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal.
Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

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Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the
Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the
Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010- December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2010) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009- January 2014); Director of Fixed Income of the
Sub-Adviser (October 2010- December 2012); Senior Vice President of the Sub-Adviser (March 2009- December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011- December 2012) and General Counsel of OFI Private Investments Inc. (since

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010- January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CORPORTATE BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1225.001.0715 September 23, 2015

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $30,500 in fiscal 2015 and $27,600 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $897,697 in fiscal 2015 and $727,131 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $559,556 in fiscal 2015 and $202,044 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,457,253 in fiscal 2015 and $929,175 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/9/2015